Cisco Confidential AMENDMENT NO. 23 TO THE NONEXCLUSIVE VALUE ADDED DISTRIBUTOR AGREEMENT This Amendment No. 23 (the “Amendment”) to the Nonexclusive Value Added Distributor Agreement by and between ScanSource, Inc., a South Carolina corporation with a place of business at 6 Logue Court, Greenville, South Carolina 29615 (“Distributor”) and Cisco Systems, Inc., a Delaware corporation having its principal place of business at 170 West Tasman Drive, San Jose, California 95134 (“Cisco”) is effective as of the date of last signature below (the “Amendment Effective Date”). WHEREAS, Cisco and Distributor have previously entered into the Nonexclusive Value Added Distributor Agreement dated January 22, 2007, as amended (the “Agreement”); and WHEREAS, Cisco and Distributor would like to amend the Agreement to extend the term of the Agreement and to reflect certain changes; NOW THEREFORE, the parties agree to amend the Agreement as follows: 1. The term of the Agreement shall be renewed for a period of two (2) years commencing on the following date: (i) if the Agreement has not expired (i.e. the Amendment Effective Date is on or before the expiry of the then-current term of the Agreement), then the end of the then-current term of the Agreement; or (ii) if the Agreement has expired (i.e. the Amendment Effective Date is after the expiry of the then-current term of the Agreement), then the Amendment Effective Date. The Agreement will not govern any orders received between the date of expiration of the Agreement and the Amendment Effective Date. 2. If the Agreement contains the following definitions, then those definitions are hereby deleted in their entirety and replaced with the following; or if the Agreement does not contain such definitions, then the following definitions are added to the Definitions section. “Authorized Channel” means (a) Resellers; (b) in the event Global Distributor is located within the EEA, an Authorized EEA Reseller; or (c) non-Resellers and other authorized partners. “Cisco Offers” means Cisco-branded (a) Hardware, (b) Use Rights in Software or Cloud Services, (c) technical support included in a Subscription Offer and (d) incidental technology and resources, which Cisco makes available to Distributor for Resale to Authorized Channels or for Distributor’s internal use. Please note the terms “Hardware”, “Use Rights”, “Software”, “Cloud Services”, and “Subscription Offer” are defined in the General Terms. “Distributor Vendor” means vendors, suppliers, subcontractors, consultants, agents, or other third parties engaged or used by Distributor in connection with a Cisco Product or Service. “European Economic Area or EEA” means the then-current member states of the European Union (EU) and the European Free Trade Association (EFTA), as well as Andorra, Monaco, San Marino, Vatican City, and the United Kingdom. “Governmental Entity” means any national, provincial, or local government, department, agency, instrumentality, state-owned or state-controlled company (defined as an entity in which a government or other state-owned enterprises individually or collective hold at least a 25% interest in the company), public international organization, political party, or entity that is financed in large measure through public appropriations, is widely perceived to be performing government functions, or has its key officers and directors appointed by a government. “Government Official” means (i) any appointed or elected public official or officer, employee (regardless of rank), or person acting on behalf of a Governmental Entity; and (ii) any party official or candidate for political office or any person acting on behalf of such party official or candidate for political office. Exhibit 10.41

Cisco Confidential 3. All references to Cisco’s “EULA” or “End User License Agreement” in the Agreement shall be deleted and replaced with Cisco’s “General Terms.” To the extent the Agreement contains a link to Cisco’s “EULA” or “End User License Agreement,” the link shall be deleted and replaced with the following link: https://www.cisco.com/c/dam/en_us/about/doing_business/legal/Cisco_General_Terms.pdf. 4. All references to “Cisco Products”, “Product” or “Products” in the Agreement shall be deleted and replaced with “Cisco Offers”. The definitions of “Hardware”, “Product” and “Software” in the Agreement shall be deleted in their entirety. 5. To the extent the following language is not present in the Agreement, it is hereby added as the last sub-section of Section 3.0 (Appointment of Distributor) of the Agreement: 3.6 Cisco’s Partner Code of Business Conduct. Distributor agrees to comply with Cisco’s Partner Code of Business Conduct available on Cisco’s Brand Protection website. 3.7 In addition to the terms of the Agreement, Distributor agrees to comply with the Distributor Business Operations Guide (the “Guide”) which sets forth instructions and requirements regarding various processes and procedures (e.g., stock rotation) available on this webpage. 3.6.1 The Guide is hereby incorporated into this Amendment and the Agreement. Cisco reserves the right to update the Guide at any time by providing thirty (30) days’ prior notice to Distributor. 3.6.2 Cisco may change such operational requirements, program requirements, and benefits from time to time. Distributor is responsible for checking Cisco's Distributor site on Cisco.com for updates and may subscribe to receive notifications of updates 6. The Agreement is further amended by deleting Section 12.0 (Inventory Balancing) in its entirety and replacing it with the following: Stock Rotation: Distributor agrees to comply with the obligations and responsibilities described in Cisco's Distributor Business Operations Guide. 7. The Agreement is further amended by deleting Section 20.0 (Export Restrictions) in its entirety and replacing it with the following: 20.0 Compliance with Trade Laws 20.1 Applicability. Cisco Offers and Services are subject to import/export control and sanctions laws and regulations worldwide. The parties shall comply with such laws and regulations governing use, export, re-export, and transfer of Cisco Offers and Services and will obtain all required U.S. and local authorizations, permits, or licenses. Distributor agrees not to use any export and/or re-export licenses or authorizations that Cisco or its Affiliates hold for securing its own activities. Distributor agrees to institute and maintain an effective internal trade compliance program to ensure compliance for all activities subject to this Agreement. 20.2 End Use and End User Restrictions. Distributor hereby certifies that, regardless of its Territory, it will not Resell, sell, transfer, or make available any Cisco Offers and Services to Authorized Channels for resale to: 20.2.1 any prohibited end-use or end-user as set forth in Part 744 of the U.S. Export Administration Regulations (EAR). Distributor will, as part of its

Cisco Confidential own internal trade compliance program and at any time as reasonably requested by Cisco, conduct additional due diligence, and work with Authorized Channels to obtain end-use/End-User statements of compliance as needed to ensure compliance with applicable end-use and End-User restrictions; and/or 20.2.2 End Users located in an embargoed country or region (as defined on Cisco’s General Export Compliance page). 20.3 Import Customs Compliance. Distributor agrees to comply with customs import and other trade and tax related laws and regulations of the United States and other national governments. Distributor is responsible for providing accurate import data, particularly the HTS classifications. Cisco assumes no liability for errors or omissions in the HTS classifications. 20.4 Record Keeping. Distributor agrees to maintain a record of imports, exports and re-export of Cisco Offers and Services for a period of ten (10) years after each import, export, or re-export. 20.5 Notification. Distributor agrees to notify Cisco in accordance with the Notices section of the Agreement as soon as reasonably practical after acquiring knowledge of any alleged, actual, or potential violation of this Section by Distributor, its personnel, or Distributor Vendors, including potential diversion risks resulting from distribution (directly or indirectly) outside of Territory. 8. The Agreement is further amended by deleting Section 21.0 (Compliance with Laws) in its entirety and replacing it with the following: 21.1 Cisco requires that Distributor act at all times in a professional and ethical manner in carrying out its services and contractual obligations to Cisco or End User, or any third party. Distributor must strictly comply with all country, federal, state, and local laws, ordinances, codes, regulations, rules, policies, and procedures, including anti-corruption laws such as the United States Foreign Corrupt Practices Act, the United Kingdom Bribery Act, and other anti-bribery laws (“Applicable Laws”). 21.2 Distributor will not engage in an act or omission or permit any act or omission by its personnel or Distributor Vendors that may cause Cisco to be liable for any violation of Applicable Laws. 21.3 Distributor will not directly or indirectly promise, offer, or give any financial or other direct or indirect benefit to any of the following to improperly influence a business decision or for any other unlawful purposes in violation of Applicable Laws: 21.3.1 Government Officials; 21.3.2 a private sector officer, employee, or person acting in an official capacity on behalf of a private enterprise; or 21.3.3 any person while knowing that all or a portion of such money or thing of value will be offered, given, or promised, directly or indirectly, to the above-identified persons. 21.4 Distributor is strictly prohibited from making facilitation payments, unofficial payments requested by or made to Government Officials in order to secure or expedite a routine administrative process, including the performance of official duties of a non-discretionary nature. This includes but is not limited to unofficial payments to expedite the issuance of visas or clearing goods through customs. 12.5 Distributor is prohibited from paying any expenses for Government Officials on Cisco’s behalf or in connection with Cisco Offers and Services other than

Cisco Confidential reasonable hospitality and entertainment expenses that are directly related to training, promotion, and/or demonstration of Cisco Offers and Services made available for purchase in connection with this Agreement, provided such expenses conform to the limitations in this Agreement and to Applicable Laws. 21.6 Cisco will not be obligated under any agreement to take any action or omit to take any action that could cause Cisco to be in violation of Applicable Laws. 21.7 Distributor agrees to maintain adequate policies and procedures to support compliance with Applicable Laws that are acknowledged by all personnel and Distributor Vendors. Distributor agrees that such policies and procedures will be monitored and enforced by Distributor and agrees to take appropriate steps to ensure that personnel and Distributor Vendors acting on its behalf will comply with the letter and spirit of Applicable Laws. 21.8 Distributor will conduct appropriate, risk-based due diligence on Distributor Vendors. 21.9 In connection with work performed under or in relation to this Agreement, Distributor will ensure Distributor Vendors are bound by terms no less comprehensive than this Section and will require Distributor Vendors, upon request, to execute a written compliance certification consistent with this Section and furnish such certifications upon request of Cisco. 21.10 Distributor agrees to promptly notify Cisco in writing no later than ten (10) business days from acquiring knowledge of any alleged, actual, or potential violation of this Section by Distributor, its personnel, or Distributor Vendors. Distributor further agrees to immediately report to Cisco any concerns it may have regarding any business practices by any Cisco employee or other Cisco partner at ethics@cisco.com or through this webpage. 21.11 Should Cisco reasonably and in good faith believe that a breach by Distributor, its personnel, or Distributor Vendors of this Section has occurred or is likely to occur, Distributor shall at its own cost cooperate fully with Cisco to determine whether such breach has occurred and, if it is likely to occur, take reasonable steps to prevent the occurrence of such breach. 21.12 Distributor shall upon request complete a certification: 21.12.1 attesting that neither it nor any of its personnel have committed any act prohibited by Applicable Laws; and 21.12.2 that it does not believe nor have any reason to believe Distributor Vendors have committed any prohibited act. 21.13 Distributor will indemnify, defend and hold Cisco harmless against any claim for all damages, losses, costs, reasonable attorneys' fees and liabilities that arise out of or result from any violation by Distributor of Applicable Laws or obligations in this Section. 9. To the extent that there is conflict between the Agreement and this Amendment, the terms of this Amendment shall take precedence over the terms and conditions of the Agreement with regards to the subject matter described herein. 10. Any terms not defined in this Amendment shall have the meaning stated in the Agreement. All other terms and conditions of the Agreement remain unchanged and in full force and effect.

Cisco Confidential IN WITNESS WHEREOF, the parties hereto have each duly executed this Amendment effective as of the Amendment Effective Date. Each party warrants and represents that its respective signatories whose signatures appear below have been and are, on the date of signature, authorized to execute this Amendment. ScanSource, Inc. Cisco Systems, Inc. (“Distributor”) (“Cisco”) Authorized Signature Authorized Signature Kristin Hill Print Name Print Name Group Vice President Title Title 8/1/2025 Date Date Steve Kite Authorized Signatory August 7th, 2025